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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 23, 2002


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF DECEMBER 1, 2002, PROVIDING FOR THE ISSUANCE
              OF SOVEREIGN BANK MORTGAGE LOAN TRUST, SERIES 2002-1,
                VARIABLE-RATE MORTGAGE PASS-THROUGH CERTIFICATES)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)





          Delaware                  333-83816                13-3439681
          --------                  ---------                ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
      of Incorporation             File Number)        Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                             10013
------------------                                             -----
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (212) 783-5635

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                                       -2-

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On December 23, a single series of certificates, entitled Sovereign Bank Mortgage Loan Trust, Series 2002-1, Variable-Rate Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2002 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Sovereign Bank as master servicer ("Sovereign Bank"), U.S. Bank National Association as trustee and Citibank, N.A. as trust administrator. The Certificates consist of eleven classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates,"the "Class A-4 Certificates," "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class B-5 Certificates," the "Class B-6 Certificates," and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate mortgage loans secured by first liens on residential real properties having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $564,504,462 as of December 1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated December 20, 2002, between Sovereign Bank and the Depositor. The Class A-2 Certificates"(together, the "Underwritten Certificates") were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated December 20, 2002, between the Depositor and the Underwriter.

                  The Underwritten Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated December 20, 2002, and the Prospectus, dated December 20, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The "Class A-1 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the"Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class B-5 Certificates," the "Class B-6 Certificates," and the "Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.





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                                       -3-


                     Initial Certificate Principal
                         Balance or Percentage
Class                           Interest                      Pass-Through Rate
-----                           --------                      -----------------
 A-1                        $160,313,000.00                       Variable
 A-2                         $61,254,000.00                       Variable
 A-3                        $229,552,000.00                       Variable
 A-4                         $80,926,000.00                       Variable
 B-1                         $18,064,000.00                       Variable
 B-2                         $4,798,000.00                        Variable
 B-3                         $2,823,000.00                        Variable
 B-4                         $2,822,000.00                        Variable
 B-5                         $1,694,000.00                        Variable
 B-6                         $2,258,462.03                        Variable
  R                               100%                               --





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                                       -4-


Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


         Exhibit No.                               Description
         -----------                               -----------

         4.1 Pooling and Servicing Agreement, dated as of December 1, 2002, among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Sovereign Bank as master servicer, U.S. Bank National Association as trustee and Citibank, N.A, as trust administrator relating to the Series 2002-1 Certificates.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 23, 2002

                                                   SALOMON BROTHERS MORTGAGE
                                                   SECURITIES VII, INC.


                                                   By:    /s/ Matthew Bollo
                                                          ------------------
                                                   Name:      Matthew Bollo
                                                   Title:     Vice President

                                Index to Exhibits




    Exhibit No.                                Description
    -----------                                -----------

        4.1 Pooling and Servicing Agreement, dated as of December 1, 2002, among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Sovereign Bank as master servicer, U.S. Bank National Association as trustee and Citibank, N.A. as trust administrator relating to the Series 2002-1 Certificates.





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                                   Exhibit 4.1